Exhibit 10.18

AMENDMENT NUMBER ELEVEN

to the
AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT
dated as of May 17, 2013
among
BARCLAYS BANK PLC,
SUTTON FUNDING LLC
and
NATIONSTAR MORTGAGE LLC
This AMENDMENT NUMBER ELEVEN (this “Amendment”) is made as of this 19th day of October 2015, by and among Barclays Bank PLC (a “Purchaser” and “Agent”), Sutton Funding LLC (a “Purchaser”) and Nationstar Mortgage LLC (“Seller”), to that certain Amended and Restated Master Repurchase Agreement, dated as of May 17, 2013 (as amended by Amendment Number One to the Master Repurchase Agreement, dated as of July 18, 2013, Amendment Number Two to the Master Repurchase Agreement, dated as of July 24, 2013, Amendment Number Three to the Master Repurchase Agreement, dated as of September 20, 2013, Amendment Number Four to the Master Repurchase Agreement, dated as of November 4, 2013, Amendment Number Five to the Master Repurchase Agreement, dated as of November 13, 2013, Amendment Number Six to the Master Repurchase Agreement, dated as of November 25, 2013, Amendment Number Seven to the Master Repurchase Agreement, dated as of January 14, 2014, Amendment Number Eight to the Master Repurchase Agreement, dated as of August 21, 2014, Amendment Number Nine to the Master Repurchase Agreement, dated as of October 20, 2014, and Amendment Number Ten to the Master Repurchase Agreement, dated as of March 26, 2015, by and among Purchasers and Seller, and as further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Seller and Purchasers.
WHEREAS, Purchasers, Agent and Seller have agreed to amend the Repurchase Agreement as more particularly set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendments. Effective as of October 19, 2015 (the “Effective Date”), the Repurchase Agreement is hereby amended as follows:
(a)     Section 2 of the Repurchase Agreement is hereby amended by deleting the defined term “Maturity Date” in its entirety and replacing it with the following:
“Maturity Date” means October 17, 2016.
SECTION 2.Fees and Expenses. Seller agrees to pay to Purchasers all fees and out of pocket expenses incurred by Purchasers and Agent in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchasers and Agent incurred in connection with this Amendment, in accordance with Section 23(a) of the Repurchase Agreement. In addition, as a condition precedent to the effectiveness of this Amendment, Seller agrees to pay to Purchasers a fee in an amount equal to $7,768,750, which fee shall be fully earned and non-refundable on the Effective Date and payable in twelve (12) equal monthly installments, with the first installment to be paid on the Effective Date and the remaining monthly installments to be paid on the 20th day of each subsequent month, or if such day is not a Business Day, the Business Day immediately preceding such 20th day of the month, in immediately available funds and otherwise in accordance with Section 2 of the Pricing Side Letter.
SECTION 3.REO. Seller shall, as soon as practicable but no later than January 31, 2016, (i) take all actions necessary to fully establish a special purpose entity (the “REO Subsidiary”) that will hold REO Properties related to foreclosures of HECM Buyout Loans, (ii) transfer any REO Property then subject to a Transaction to the REO Subsidiary, (iii) deliver to Purchaser the certificate representing 100% beneficial ownership interest in the REO Subsidiary and (iv) execute an amendment to the Repurchase Agreement in furtherance of the foregoing.
SECTION 4.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Repurchase Agreement.
SECTION 5.Limited Effect. Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby.
SECTION 6.Representations. In order to induce Purchasers and Agent to execute and deliver this Amendment, Seller hereby represents to Purchasers and Agent that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.
SECTION 7.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).
SECTION 8.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
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IN WITNESS WHEREOF, Purchasers, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
BARCLAYS BANK PLC,
Purchaser and Agent
By: /s/ Ellen Kierman
Name: Ellen Kierman
Title: Director
SUTTON FUNDING LLC,
Purchaser
By: /s/ Arvind Mohan
Name: Arvind Mohan
Title: Approved Signatory
NATIONSTAR MORTGAGE LLC,
Seller
By: /s/ Richard Delgado
Name: Richard Delgado
Title: Senior Vice President

Amendment Number Eleven to A&R Master Repurchase Agreement